                                                                    EXHIBIT 10.2

                           INDEMNIFICATION AGREEMENT
                           -------------------------



     THIS INDEMNIFICATION AGREEMENT (the "Agreement") is made as of this ___ day
                                          ---------
of ____________, 1998, by and among THE KEITH COMPANIES, INC., a California corporation ("TKC"), KEITH ENGINEERING, INC., a California corporation ("KEI"),
              ---                                                        ---
THE KEITH COMPANIES-NORTH COUNTIES, INC., a California corporation ("TKC-NC"),
                                                                     ------
ESI, ENGINEERING SERVICES, INC., a California corporation ("ESI"), ESII,
                                                            ---
ENGINEERED SYSTEMS INTEGRATION, INC., a California corporation ("ESII"), JOHN M.
                                                                 ----
TETTEMER & ASSOCIATES, LTD.,  a California corporation ("JTMA") and ____________
                                                         ----
("Indemnitee"). KEI, TKC-NC, ESI, ESII and JTMA are affiliated entities and
  ----------
together with any other entity which is presently or is in the future controlled by, under common control with, or controlling TKC (an "Affiliate") shall
                                                       ---------
together with TKC, be collectively referred to herein as the "Company."
                                                              -------


                                R E C I T A L S
                                - - - - - - - -

     A. The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.

     B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.

     C. Indemnitee does not regard the current protection available as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.

     D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.


                               A G R E E M E N T
                               - - - - - - - - -

     NOW, THEREFORE, The Company and Indemnitee hereby agree as follows:

1.   Agreement to Indemnify.
     ----------------------

     The Company hereby agrees to indemnify Indemnitee and hold Indemnitee harmless to the full extent authorized or permitted by the provisions of the General Corporation Law of California, or by any amendment thereof or other statutory provision requiring, authorizing or permitting such indemnification which may be adopted after the date hereof; provided, however, that any such amendment or other statutory provision which further limits the availability of or further restricts the Company's ability to provide such indemnification shall operate prospectively only, to the extent permitted by law. This Agreement shall be effective as of the date Indemnitee was first appointed as an officer or director of the Company and/or any affiliate and Company's indemnification obligations to Indemnitee hereunder shall terminate on the date Indemnitee ceases to be an officer or director of the Company except (i) as provided in
Section 3 below, and (ii) the Company shall continue to be obligated to
---------
indemnify Indemnitee hereunder, after Indemnitee ceases to be an officer or director, with respect to all claims arising out of events that occurred on or prior to the date that Indemnitee ceased to be an officer or director.


2.   Agreement to Serve.
     ------------------

     In consideration of the protection afforded by this Agreement, Indemnitee agrees to continue to serve as an officer and/or director of the Company at the will of the Company (or under separate agreement, if such agreement exists) so long as Indemnitee is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or until such time as Indemnitee tenders Indemnitee's resignation in writing. Nothing contained in this Agreement is intended to create in Indemnitee any right to continued employment.


3.   Indemnification of Indemnitee as Employee.
     -----------------------------------------

     If, by mutual written consent of the Company and Indemnitee, Indemnitee shall cease to serve as an officer or director of the Company but remains in the employ of the Company, the Company's indemnification obligations created by this Agreement shall terminate except as provided in Section 1 above. The Company
                                                ---------
shall, however, continue to be subject to the indemnification provisions of Labor Code Section 2802 which provides that:

          "An employer shall indemnify his employee for all that the employee necessarily expends or loses in direct consequence of the discharge of his duties as such, or of his obedience to the directions of the employer, even though unlawful, unless the employee, at the time of obeying such directions, believed them to be unlawful."

4.   Expenses; Indemnification Procedure.
     -----------------------------------

     (a) Advancement of Expenses.  The Company shall advance all expenses
         -----------------------
incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action, suit or proceeding for which Indemnitee is entitled to be indemnified hereunder, until the final disposition of such action, suit or proceeding. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee as soon as possible following delivery of a written request therefor by Indemnitee to the Company, but in no event more than twenty
(20) days after such request.

     (b) Notice/Cooperation by Indemnitee.  Indemnitee shall give the Company
         --------------------------------
notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be given and deemed received as provided in Section 12(d)
                                                                 -------------
below. Indemnitee's omission to so notify the Company under this Section 4(b)
                                                                 ------------
shall not relieve the Company from any liability which it may have to Indemnitee under this Agreement (provided that the Company shall retain the right to reimbursement from the Indemnitee for any damages it may have suffered as a result of the failure so to notify). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.

     (c) Procedure.  Any indemnification and advances provided for in Section 1
         ---------                                                    ---------
and this Section 4 shall be made no later than twenty (20) days after receipt by
         ---------
the Company of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Company's Articles of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company within twenty (20) days after a written request for payment thereof has first been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12(c) of this Agreement, Indemnitee shall
                             -------------
also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action together with interest at the rate applicable to judgments. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of expenses pursuant to Section 4(a) unless and until
                                                 ------------
such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Company contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

     (d) Notice to Insurers.  If, at the time of the receipt of a notice of a
         ------------------
claim pursuant to Section 4(b) hereof, the Company has director and officer
                  ------------
liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     (e) Selection of Counsel.  In the event the Company shall be obligated
         --------------------
under Section 4(a) hereof to pay the expenses of any proceeding against
      ------------
Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel reasonably acceptable to the Indemnitee, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ Indemnitee's counsel in any such proceeding at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

5.   Additional Indemnification Rights; Nonexclusivity.
     -------------------------------------------------

     (a) Scope.  Notwithstanding any other provision of this Agreement, the
         -----
Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a California corporation to indemnify a member of its Board of Directors or an officer, such changes shall be, ipso facto, within the purview of Indemnitee's rights and
                  ---- -----
Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or rule which narrows the right of a California corporation to indemnify a member of its Board of Directors or an officer, such changes, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement shall have no effect on this Agreement or the parties' rights and obligations hereunder.

     (b) Nonexclusivity.  The indemnification provided by this Agreement shall
         --------------
not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any agreement, any vote of shareholders or disinterested Directors, the California General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office (an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though Indemnitee may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

6.   Partial Indemnification.
     -----------------------

     If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by Indemnitee in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

7.   Enforcement.
     -----------

     (a) Public Policy.  Both the Company and Indemnitee acknowledge that in
         -------------
certain instances, federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     (b) Inducement.  The Company expressly confirms and agrees that it has
         ----------
entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to continue to serve as a director or officer of the Company and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.


8.   Officer and Director Liability Insurance.
     ----------------------------------------

     The Company shall, from time to time, make the good faith determination, in its sole and absolute discretion, whether it is practicable for the Company to maintain a policy or policies of insurance with reputable insurance companies providing the officers and directors of the Company with coverage for losses from wrongful acts, or to ensure the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Company will weigh the costs of obtaining such insurance coverage against the protection afforded by such coverage. In all policies of director and officer liability insurance, Indemnitee shall be named as an insured in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if Indemnitee is a director; or to the Company's officers, if Indemnitee is not a director of the Company but is an officer; or to the Company's key employees, if Indemnitee is not an officer or director but is a key employee. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company, in its sole and absolute discretion, determines that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if Indemnitee is covered by insurance which would be duplicative.


9.   Severability.
     ------------

     Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law, and to the extent this Agreement requires any act or omission to act which would be in violation of applicable law, such requirement shall be ipso facto
                                                                   ---- -----
eliminated herefrom. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 9. If this Agreement or any portion hereof shall be invalidated
        ---------
on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

10.  Exceptions.
     ----------

     Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Claims Initiated by Indemnitee.  To indemnify or advance expenses to
         ------------------------------
Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate; or

     (b) Insured Claims.  To indemnify Indemnitee for expenses or liabilities of
         --------------
any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been actually paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company, without further liability to the Indemnitee for reimbursement of any such amounts; or

     (c) Claims Under Section 16(b).  To indemnify Indemnitee for expenses or
         --------------------------
the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar or successor statute (including any similar state statute), if applicable, unless Indemnitee has otherwise complied with applicable Company policy concerning purchases or sales of securities by Indemnitee.


11.  Construction of Certain Phrases.
     -------------------------------

     (a) For purposes of this Agreement, references to the "Company" shall include, in addition to the resulting corporation, (i) any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued, and (ii) all past, present or future Affiliates.

     (b) For purposes of this Agreement, references to "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants or beneficiaries.


12.  Miscellaneous.
     -------------

     (a) Counterparts.  This Agreement may be executed in one or more
         ------------
counterparts, each of which shall constitute an original.

     (b) Successors and Assigns.  This Agreement shall be binding upon the
         ----------------------
Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

     (c) Attorneys' Fees.  In the event that any action is instituted by
         ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     (d) Notice.  All notices, requests, demands and other communications under
         ------
this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     (e) Consent to Jurisdiction.  The Company and the Indemnitee each hereby
         -----------------------
irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be brought only in the state courts of the State of California.

     (f) Choice of Law.  This Agreement shall be governed by and its provisions
         -------------
construed in accordance with the laws of the State of California, as applied to contracts between California residents entered into and to be performed entirely within California.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              THE KEITH COMPANIES, INC.



                              By:__________________________________

                                 Its:______________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626


                              KEITH ENGINEERING, INC.



                              By:__________________________________

                                 Its:______________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626

                              THE KEITH COMPANIES-NORTH
                                COUNTIES, INC.



                              By:__________________________________

                                 Its:______________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626




                              ESI, ENGINEERING SERVICES, INC.



                              By:__________________________________

                                 Its:______________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626




                              ESII, ENGINEERED SYSTEMS
                                INTEGRATION, INC.



                              By:__________________________________

                                 Its:______________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626

                              JOHN M. TETTEMER & ASSOCIATES, LTD.



                              By:_________________________________

                                    Its:___________________________

                              Address:   2955 Red Hill Avenue
                                         Costa Mesa, California 92626





AGREED TO AND ACCEPTED:

INDEMNITEE:


________________________________


(Address)

c/o The Keith Companies, Inc.
    2955 Red Hill Avenue
    Costa Mesa, CA 92626